UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2009

BIOHEART, INC.

(Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)

1-33718	65-0945967
(Commission File Number)	(IRS Employer Identification No.)

13794 NW 4th Street, Suite 212 Sunrise, Florida 33325
(Address of principal executive offices, including zip code)

(954) 835-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Named Executive Officer

On November 24, 2009, Bioheart, Inc. (the “Company”) informed Scott Bromley, who joined the Company in December 1999 and has served as the Company’s Vice President of Public Relations since August 2006, that his position would be eliminated effective December 11, 2009 and that, accordingly, his employment also will terminate on that date. The Company and Mr. Bromley are in discussions for Mr. Bromley to provide website maintenance and printing for trade show exhibits to the Company subsequent to his last day of employment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 1, 2009

BIOHEART, INC.

By: /s/Karl E. Groth

Karl E. Groth

Chairman and Chief Executive Officer